EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 4, 2005
                                                --------------------------------

Ault Incorporated
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             (Exact name of registrant as specified in its charter)

Minnesota                              0-12611                   41-0842932
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(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)

7105 Northland Terrace, Minneapolis, Minnesota                      55428
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  763.592.1900
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Conditions

On January 4, 2005, the Company issued a press release setting forth Ault's second quarter, 2005 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 2.02.


Item 9.01 - Financial Statements and Exhibits

99.1 Press release dated January 4, 2005 (furnished pursuant to Item 2.02).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                         AULT INCORPORATED

                                                         By: /s/ Donald L. Henry
                                                         -----------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer


Dated: January 4, 2005

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Exhibit Index

99.1 Press release, dated January 4, 2005